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                                                                    Exhibit 99.1

     Certificate of Chief Executive Officer and Chief Financial pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies the within Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents in all material respects, the financial condition and results of operations of Astropower, Inc.:


Date: August 14, 2002               By:  /s/ Allen M. Barnett
                                         ------------------------------------
                                         Chief Executive Officer


Date: August 14, 2002               By:  /s/ Thomas J, Stiner
                                         ------------------------------------
                                         Chief Financial Officer